PROMISSORY NOTE

January 31st, 2005

Sarasota, Florida $175,000.00

FOR VALUE RECEIVED, the undersigned, **INFINIUM LABS, INC.**, a Delaware Corporation, with a principal office located at 2033 Main Street, Ste 309, Sarasota, FL 34237 (the "Company"), promises to pay **Fred Niedrich** (the "Holder") at 3131 Bayou Sound, Longboat Key, FL 34228 or other address as the Holder shall specify in writing, the principal sum of **One Hundred Seventy Five Thousand (U.S.) Dollars and 00/100 ($175,000.00)**, together with interest thereon at the rate of fifteen percent (15%) per annum and will be payable pursuant to the following terms:

This agreement supersedes January 27th, 2005 and included no additional consideration to the company and gives additional rights to the purchaser.

1. **Amount of Note**. The face amount of this Promissory Note (this "Note") plus interest at the rate of fifteen percent (15%) per annum shall be payable to the Holder on May 10, 2005 or the Holder at his sole option can choose to receive One Million (1,000,000) shares of Infinium Labs, Inc.'s common stock and the interest owed on the amount lent.

2. **Waiver and Consent**. To the fullest extent permitted by law and except as otherwise provided herein, the Company waives demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold the Company liable with respect to this Note.

3. **Costs, Indemnities and Expenses**. The Company agrees to pay all reasonable fees and costs incurred by the Holder in collecting or securing or attempting to collect or secure this Note, including reasonable attorneys' fees and expenses, whether or not involving litigation and/or appellate or bankruptcy proceedings. The Company agrees to pay any documentary stamp taxes, intangible taxes or other taxes which may now or hereafter apply to this Note or any payment made in respect of this Note, and the Company agrees to indemnify and hold the Holder harmless from and against any liability, costs, attorneys' fees, penalties, interest or expenses relating to any such taxes, as and when the same may be incurred.

4. **Event of Default**. Upon an Event of Default (as defined below), the entire principal balance and accrued interest outstanding under this Note, and all other obligations of the Company under this Note, shall be immediately due and payable

without any action on the part of the Holder, and the Holder shall be entitled to seek and institute any and all remedies available to it. No remedy conferred under this Note upon the Holder is intended to be exclusive of any other remedy available to the Holder, pursuant to the terms of this Note or otherwise. No single or partial exercise by the Holder of any right, power or remedy hereunder shall preclude any other or further exercise thereof. The failure of the Holder to exercise any right or remedy under this Note or otherwise, or delay in exercising such right or remedy, shall not operate as a waiver thereof. An "Event of Default" shall be deemed to have occurred upon the occurrence of any of the following: (i) the Company should fail for any reason or for no reason to make payment of the outstanding principal balance plus accrued interest pursuant to this Note within the time prescribed herein or the Company fails to satisfy any other obligation or requirement of the Company under this Note; or (ii) any proceedings under any bankruptcy laws of the United States of America or under any insolvency, reorganization, receivership, readjustment of debt, dissolution, liquidation or any similar law or statute of any jurisdiction now or hereinafter in effect (whether in law or at equity) is filed by or against the Company or for all or any part of its property. If the company fails to payoff this debt by the principal due date, then an additional 60,000 shares per month will be given to the holder as a penalty until all principal and interest is paid in full or the note is converted.

5. **Maximum Interest Rate**. In no event shall any agreed to or actual interest charged, reserved or taken by the Holder as consideration for this Note exceed the limits imposed by Florida. In the event that the interest provisions of this Note shall result at any time or for any reason in an effective rate of interest that exceeds the maximum interest rate permitted by applicable law, then without further agreement or notice the obligation to be fulfilled shall be automatically reduced to such limit and all sums received by the Holder in excess of those lawfully collectible as interest shall be applied against the principal of this Note immediately upon the Holder's receipt thereof, with the same force and effect as though the Company had specifically designated such extra sums to be so applied to principal and the Holder had agreed to accept such extra payment(s) as a premium-free prepayment or prepayments.

6. **Cancellation of Note**. Upon the repayment by the Company of all of its obligations hereunder to the Holder, including, without limitation, the face amount of this Note, plus accrued but unpaid interest, the indebtedness evidenced hereby shall be deemed canceled and paid in full. Except as otherwise required by law or by the provisions of this Note, payments received by the Holder hereunder shall be applied first against expenses and indemnities, next against interest accrued on this Note, and next in reduction of the outstanding principal balance of this Note.

7. **Severability**. If any provision of this Note is, for any reason, invalid or unenforceable, the remaining provisions of this Note will nevertheless be valid and enforceable and will remain in full force and effect. Any provision of this Note that is held invalid or unenforceable by a court of competent jurisdiction will be deemed

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modified to the extent necessary to make it valid and enforceable and as so modified will remain in full force and effect.

8. Amendment and Waiver. This Note is non negotiable and may be amended, or any provision of this Note may be waived, provided that any such amendment or waiver will be binding on a party hereto only if such amendment or waiver is set forth in a writing executed by the parties hereto. The waiver by any such party hereto of a breach of any provision of this Note shall not operate or be construed as a waiver of any other breach.

9. Successors. Except as otherwise provided herein, this Note shall bind and inure to the benefit of and be enforceable by the parties hereto and their permitted successors and assigns.

10. Assignment. This Note shall not be directly or indirectly assignable or delegable by the Company.

11. No Strict Construction. The language used in this Note will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

12. Further Assurances. Each party hereto will execute all documents and take such other actions as the other party may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Note.

13. Notices, Consents, etc. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) trading day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:	Infinium Labs, Inc.
	2033 Main Street, Suite 309
	Sarasota, FL 34237
	Attention: Timothy M. Roberts, CEO
	Telephone: (941) 556-8000
	Facsimile: (941) 917-0782
With Copies to:	Sichenzia Ross Friedman Ference LLP

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	1065 Avenue of the Americas
	New York, NY 10018
	Attention: Darrin M. Ocasio, Esq.
	Telephone: (212) 930-9700
	Facsimile: (212) 930-9725
If to Holder:	Fred Niedrich
	3131 Bayou Sound
	Longboat Key, FL 34228
	Attention: Fred Niedrich
	Telephone: (941) 387-9000
	Facsimile: (941) 650-8080

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) trading days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

14. **Remedies, Other Obligations, Breaches and Injunctive Relief**. The Holder's remedies provided in this Note shall be cumulative and in addition to all other remedies available to the Holder under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of the Holder contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the Holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Note. Every right and remedy of the Holder under any document executed in connection with this transaction, including but not limited to this Note or under applicable law may be exercised from time to time and as often as may be deemed expedient by the Holder. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, and specific performance without the necessity of showing economic loss and without any bond or other security being required.

15. **Governing Law; Jurisdiction**. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Florida, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdictions other then the State of Florida. Each party hereby irrevocably submits to the exclusive jurisdiction of the Circuit Courts of the County of Sarasota, State of Florida, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

16. **No Inconsistent Agreements**. None of the parties hereto will hereafter enter into any agreement which is inconsistent with the rights granted to the parties in this Note.

17. **Third Parties**. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the parties to this Note and their respective permitted successor and assigns, any rights or remedies under or by reason of this Note.

18. **Waiver of Jury Trial**. **AS A MATERIAL INDUCEMENT FOR THE HOLDER TO LOAN TO THE COMPANY THE MONIES HEREUNDER, THE COMPANY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.**

19. **Entire Agreement**. This Note (including the recitals hereto) sets forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.

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IN WITNESS WHEREOF, this Note is executed by the undersigned as of the date hereof.

The undersigned affirms that he/she is fully authorized to enter into this Agreement and that the execution of this promissory note and the specific provisions of this note have been duly authorized by the corporation.

COMPANY:
INFINIUM LABS, INC.

By: ______________________

Name: Timothy M. Roberts
Title: CEO

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FORM OF WARRANT

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS") AND SHALL NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER HAS BEEN REGISTERED UNDER THE SECURITIES ACT AND STATE ACTS, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS IS AVAILABLE, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

STOCK PURCHASE WARRANT

Warrant No. **Number of Shares:**

INFINIUM LABS, INC.
COMMON STOCK, NO PAR VALUE PER SHARE
VOID AFTER 5:00 P.M. EASTERN TIME
ON FEBRURY 4, 2008

This Warrant is issued to Fred Niedrich ("Holder") by Infinium Labs, Inc., a Delaware corporation (hereinafter with its successors called the "Company").

For value received and subject to the terms and conditions hereinafter set out, Holder is entitled to purchase from the Company at an initial purchase price of $0.10 per share, 200,000 fully paid and nonassessable shares of common stock, no par value per share ("Common Shares") of the Company. Such purchase price per Common Share, adjusted from time to time as provided herein, is referred to as the "Purchase Price."

1. The Holder may exercise this Warrant, in whole or in part, upon surrender of this Warrant, with the exercise form annexed hereto duly executed, at the office of the Company or such other office as the Company shall notify the Holder in writing, together with a certified or bank cashier's check payable to the order of the Company in the amount of the Purchase Price times the number of Common Shares being purchased.

2. The person or persons in whose name or names any certificate representing Common Shares is issued hereunder shall be deemed to have become the holder of record of the Common Shares represented thereby as of the close of business on the date on which this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed. Until such time as this Warrant is exercised or terminates, the Purchase Price payable and the number and character of securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.

3. Unless previously exercised, this Warrant shall expire at 5:00 p.m. Eastern Time, On February 4, 2008 and shall be void thereafter or can be extended at the Company's discretion ("Expiration Date").

4. The Company covenants that it will at all times reserve and keep available a number of its authorized Common Shares, free from all preemptive rights, which will be sufficient to permit the exercise of this Warrant. The Company further covenants that such shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges.

5. If the Company subdivides its outstanding Common Shares, by split-up or otherwise, or combines its outstanding Common Shares, the Purchase Price then applicable to shares covered by this Warrant shall forthwith be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

6. If (a) the Company reorganizes its capital, reclassifies its capital stock, consolidates or merges with or into another corporation (but only if the Company is not the surviving corporation *and* no longer has more than a single shareholder) or sells, transfers or otherwise disposes of all or substantially all its property, assets, or business to another corporation, and (b) pursuant to the terms of such reorganization, reclassification, merger, consolidation, or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock, or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Shares, then (c) Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same number of shares of common stock of the successor or acquiring corporation and Other Property receivable upon such reorganization, reclassification, merger, consolidation, or disposition of assets as a holder of the number of Common Shares for which this Warrant is exercisable immediately prior to such event. At the time of such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to adjust the number of shares of the common stock of the successor or acquiring corporation for which this Warrant is exercisable. For purposes of this section, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock, or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this section shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations, or disposition of assets.

7. If a voluntary or involuntary dissolution, liquidation or winding up of the Company (other than in connection with a merger or consolidation of the Company) is at any time proposed during the term of this Warrant, the Company shall give written notice to the Holder at least thirty days prior to the record date of the proposed transaction. The notice shall contain: (1) the date on which the transaction is to take place; (2) the record date (which must be at least thirty days after the giving of the notice) as of which holders of the Common Shares

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entitled to receive distributions as a result of the transaction shall be determined; (3) a brief description of the transaction; (4) a brief description of the distributions, if any, to be made to holders of the Common Shares as a result of the transaction; and (5) an estimate of the fair market value of the distributions. On the date of the transaction, if it actually occurs, this Warrant and all rights existing under this Warrant shall terminate.

8. In no event shall any fractional Common Share of the Company be issued upon any exercise of this Warrant. If, upon exercise of this Warrant as an entirety, the Holder would, except as provided in this Section 8, be entitled to receive a fractional Common Share, then the Company shall issue the next higher number of full Common Shares, issuing a full share with respect to such fractional share. If this Warrant is exercised at one time for less than the maximum number of Common Shares purchasable upon the exercise hereof, the Company shall issue to the Holder a new warrant of like tenor and date representing the number of Common Shares equal to the difference between the number of shares purchasable upon full exercise of this Warrant and the number of shares that were purchased upon the exercise of this Warrant.

9. No adjustments in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price, provided however, that any adjustments which by reason of this Section 9 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

10. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

11. If at any time prior to the expiration or exercise of this Warrant, the Company shall pay any dividend or make any distribution upon its Common Shares or shall make any subdivision or combination of, or other change in its Common Shares, the Company shall cause notice thereof to be mailed, first class, postage prepaid, to Holder at least thirty full business days prior to the record date set for determining the holders of Common Shares who shall participate in such dividend, distribution, subdivision, combination or other change. Such notice shall also specify the record date as of which holders of Common Shares who shall participate in such dividend or distribution are to be determined. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any dividend or distribution.

12. The Company will maintain a register containing the names and addresses of the Holder and any assignees of this Warrant. Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered by confirmed facsimile or telecopy or by a recognized overnight courier, addressed to Holder at the address shown on the warrant register.

13. This Warrant has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws ("State Acts") or regulations in reliance upon exemptions under the Securities Act, and exemptions under the State Acts. Subject to compliance with the Securities Act and State Acts, this Warrant and all rights

hereunder are transferable in whole or in part, at the office of the Company at which this Warrant is exercisable, upon surrender of this Warrant together with the assignment hereof properly endorsed.

14. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company may issue a new warrant of like tenor and denomination and deliver the same (a) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (b) in lieu of any Warrant lost, stolen, or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft, or destruction) and of indemnity with sufficient surety satisfactory to the Company.

15. Unless a current registration statement under the Securities Act, shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of securities acquired upon exercise hereof, the Company may require Holder to make such representations, and may place such legends on certificates representing the Common Shares issuable upon exercise of this Warrant, as may be reasonably required in the opinion of counsel to the Company to permit such Common Shares to be issued without such registration.

16. The Company has granted the Holder piggy back registration rights, for the Common Stock underlying the Warrant.

17. This Warrant does not entitle Holder to any of the rights of a stockholder of the Company.

18. Nothing expressed in this Agreement and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties to this Agreement any covenant, condition, stipulation, promise, or agreement contained herein, and all covenants, conditions, stipulations, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their respective successors and assigns.

19. The provisions and terms of this Warrant shall be construed in accordance with the laws of the State of Florida.

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IN WITNESS WHEREOF, this Warrant has been duly executed by the Company as of the 3rd day of February 2005.

INFINIUM LABS, INC.

By:__________________________

FORM OF EXERCISE

Date: ____________________

To: **Infinium Labs, Inc.**

The undersigned hereby subscribes for _______ shares of common stock of Infinium Labs, Inc. covered by this Warrant and hereby delivers $__________ in full payment of the purchase price thereof. The certificate(s) for such shares should be issued in the name of the undersigned or as otherwise indicated below:

____
Signature:

____
Printed Name

____
Name for Registration, if different

____
Street Address

____
City, State and Zip Code

____
Social Security Number

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ASSIGNMENT

For Value Received, the undersigned hereby sells, assigns and transfers unto the assignee(s) set forth below the within Warrant certificate, together with all right, title and interest therein, and hereby irrevocably constitutes and appoints ______________________ attorney, to transfer the said Warrant on the books of the within-named Company with respect to the number of Common Shares set forth below, with full power of substitution in the premises.

Name(s) of Assignee(s)	Social Security or other Identifying Number(s) of Assignee(s)	Address	No. of Shares

Dated: ______________________

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Signature

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WARRANT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

____
Print Name and Title